EXHIBIT 10.08


                                     BYLAWS

                                       OF

                        COMPOSITE TECHNOLOGY CORPORATION

     (Revision for January 13, 2005 and partially modified January 10, 2006)
--------------------------------------------------------------------------------



                               INCORPORATED IN THE
                                 STATE OF NEVADA

                                     BYLAWS
                                       OF
                        COMPOSITE TECHNOLOGY CORPORATION

--------------------------------------------------------------------------------

Table of Contents:

ARTICLE I - OFFICE AND REGISTERED AGENT........................................1
ARTICLE II - SHAREHOLDERS' MEETINGS............................................1
   Section 2.1. Annual Meetings................................................1
   Section 2.2. Special Meetings...............................................1
   Section 2.3. Notice of Shareholders' Meetings...............................1
   Section 2.4. Waiver of Notice...............................................2
   Section 2.5. Place of Meeting...............................................3
   Section 2.6. Closing of Transfer Books or Fixing Record Date................3
   Section 2.7. Quorum of Shareholders.........................................3
   Section 2.8. Voting Lists...................................................4
   Section 2.9. Voting.........................................................4
   Section 2.10. Proxies.......................................................4
   Section 2.11. Informal Action by Shareholders...............................5
ARTICLE III - BOARD OF DIRECTORS...............................................5
   Section 3.1. General Powers.................................................5
   Section 3.2. Number, Tenure and Qualifications..............................5
   Section 3.3. Election of Board of Directors.................................5
   Section 3.4. Regular Meetings...............................................6
   Section 3.5. Special Meetings...............................................6
   Section 3.6. Waiver of Notice,..............................................6
   Section 3.7. Quorum.........................................................6
   Section 3.8. Manner of Acting...............................................6
   Section 3.9. Powers of Directors............................................7
   Section 3.10. Vacancies.....................................................7
   Section 3.11. Removals......................................................7
   Section 3.12. Resignations..................................................7
   Section 3.13. Presumption of Assent.........................................8
   Section 3.14.. Compensation.................................................8
   Section 3.15. Emergency Power...............................................8
   Section 3.16. Chairman......................................................8
ARTICLE IV - OFFICERS..........................................................8
   Section 4.1. Number.........................................................8
   Section 4.2. Election and Term of Office....................................9
   Section 4.3. Resignation....................................................9
   Section 4.4. Removal........................................................9
   Section 4.5. Vacancies......................................................9
   Section 4.6. Chief Executive Officer........................................9
   Section 4.7. President.....................................................10
   Section 4.8. Executive Vice President......................................10
   Section 4.9. Secretary.....................................................10
   Section 4.10. Chief Financial Officer......................................10
   Section 4.11. Officers.....................................................11
   Section 4.12. Salaries.....................................................11
   Section 4.13. Surety Bonds.................................................11
ARTICLE V - COMMITTEES........................................................11
   Section 5.1. Executive Committee...........................................11
   Section 5.2. Audit Committee...............................................11
   Section 5.3. Corporate Governance and Compensation Committees..............12
   Section 5.4. Other Committees..............................................12

ARTICLE VI - CONTRACTS, LOANS, DEPOSITS AND CHECKS............................12
   Section 6.1. Contracts.....................................................12
   Section 6.2. Loans.........................................................12
   Section 6.3. Deposits......................................................13
   Section 6.4. Checks and Drafts.............................................13
   Section 6.5. Bonds and Debentures..........................................13
ARTICLE VII - CAPITAL STOCK...................................................13
   Section 7.1. Certificates of Shares........................................13
   Section 7.2. Transfer of Shares............................................14
   Section 7.3. Transfer Agent and Registrar..................................14
   Section 7.4. Lost or Destroyed Certificates................................14
   Section 7.5. Consideration for Shares......................................14
   Section 7.6. Registered Shareholders.......................................14
ARTICLE VIII - INDEMNIFICATION................................................15
   Section 8.1. Indemnification...............................................15
   Section 8.2. Other Indemnification.........................................15
   Section 8.3. Insurance.....................................................15
   Section 8.4. Settlement by Corporation.....................................15
ARTICLE IX - AMENDMENTS.......................................................16
ARTICLE X - FISCAL YEAR.......................................................16
ARTICLE XI - DIVIDENDS........................................................16
ARTICLE XII - CORPORATE SEAL..................................................16

                                     BYLAWS
                                       OF
                        COMPOSITE TECHNOLOGY CORPORATION

--------------------------------------------------------------------------------


ARTICLE I - OFFICE AND REGISTERED AGENT
The principal office of the Corporation shall be located at 2026 McGaw Avenue, Irvine, CA 92614. For purposes of service of process, the Corporation shall also maintain a registered office within the State of Nevada at the address of its registered agent. The registered agent for the Corporation in the State of Nevada is Paracorp Incorporated, 318 North Carson Street, Suite 208, Carson City, NV 89701. The Board of Directors in its total discretion may from time to time change its designate and the location of its registered office within the State of Nevada.


ARTICLE II - SHAREHOLDERS' MEETINGS


Section 2.1. Annual Meetings.

The annual meeting of the shareholders of the Corporation shall be held at such place within or without the State of Nevada as shall be designated by the Board of Directors in compliance with these Bylaws. The meeting shall be held on the first Tuesday of March of each year beginning with the year 2002 at 10:00 a.m. If such day is a legal holiday, the meeting shall be on the next business day. This meeting shall be for the election of directors and for the transaction of such other business as may properly come before it.

In the event that such annual meeting is omitted by oversight or otherwise on the date herein provided for, the directors shall cause a meeting in lieu thereof to be held as soon thereafter as conveniently may be, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the annual meeting. If the election of directors shall not be held on the date designated herein for any annual meeting of shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of shareholders as soon thereafter as may conveniently be called. Such subsequent meeting shall be called in the same manner as is provided for the annual meeting of shareholders.


Section 2.2. Special Meetings.

Special meetings of shareholders, other than those regulated by statute, may be called at any time by the Chairman of the Board or the Chief Executive Officer or by a majority of the directors, and must be called by the Chairman upon written request of the holders of record of not less than 25% of the issued and outstanding shares entitled to vote at such special meeting.

Section 2.3. Notice of Shareholders' Meetings.

The Chairman or Chief Executive Officer shall give written notice stating the place, day and hour of the meeting, and in the case of a special meeting the purpose or purposes for which the meeting is called, which shall be delivered not less than ten nor more than sixty days before the day of the meeting, either personally or by mail or electronically to each shareholder of record entitled to vote at such meeting. The shareholders of record shall be those shareholders whose names and addresses are maintained by the duly appointed transfer agent of the Corporation.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 1

Notice given by mail shall be deemed given when deposited in the United States mail addressed to the shareholder at his address as it appears on the books of the Corporation, with postage thereon prepaid.

Notice given electronically shall be deemed given if sent:
      (i) By facsimile machine, when directed to a number at which the stockholder has consented to receive notice;
      (ii) By electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
      (iii) By a posting on an electronic network together with separate notice to the stockholder of the specific posting, upon the later of:
      (iv)  Such posting; and
      (v)   The giving of the separate notice; and
      (vi) By any other form of electronic transmission, when directed to the consenting stockholder.

Any notice given electronically is effective if given by a form of electronic transmission consented to by the stockholder or joint stockholders to whom the notice is given. The consent given by a stockholder is revocable by the stockholder or joint stockholders if such revocation is sent to the Corporation and effective when it is received by the Corporation and shall be valid for any future notice not then having already been given by Corporation. The consent shall also be considered revoked if: (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the consent, provided however there shall be no requirement for the Corporation to send more than one notice for any meeting; or (b) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the corporation responsible for the giving of notice, provided however, the inadvertent failure to treat the inability to deliver a notice by electronic transmission as a revocation does not invalidate any meeting or other action.

As used in this section, "electronic transmission" means any form of communication not directly involving the physical transmission of paper that:
      (a) Creates a record that may be retained, retrieved and reviewed by a recipient of the communication; and
      (b) May be directly reproduced in paper form by the recipient through an automated process.

Any meeting of which all shareholders shall at any time waive or have waived notice in writing shall be a legal meeting for the transaction of business notwithstanding that notice has not been given as hereinbefore provided.

Section 2.4. Waiver of Notice.

Whenever any notice is required to be given by these Bylaws, or the Articles of Incorporation, or by any of the Corporation Laws of the State of Nevada, a shareholder may waive the notice of meeting by attendance at the meeting, either in person or by proxy, or by so stating in writing, either before or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 2

Section 2.5. Place of Meeting.

The Board of Directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the Corporation.

Section 2.6. Closing of Transfer Books or Fixing Record Date.
For the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a period not to exceed, in any case, 50 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding the date determined to be the date of record. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders or shareholders to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be deemed the date of record for such determination of shareholders. When a determination of persons entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof

Section 2.7. Quorum of Shareholders.

Except as herein provided and as otherwise provided by law, at any meeting of shareholders a thirty percent (30%) majority in interest of all the shares issued and outstanding represented by shareholders of record in person or by proxy shall constitute a quorum, but a less interest may adjourn any meeting and the meeting may be held as adjourned without further notice; provided; however, that directors shall not be elected at the meeting so adjourned. When a quorum is present at any meeting, a majority in interest of the shares represented shall be the act of the shareholders, unless the matter voted upon is one upon which the express provision of law or of the Articles of Incorporation or of these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 3

Section 2.8. Voting Lists.

The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder, for any purpose germane to the meeting, during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

Section 2.9. Voting.

A holder of an outstanding share entitled to vote at a meeting may vote at such meeting in person or by proxy. Except as may otherwise be provided in the Articles of Incorporation, every shareholder shall be entitled to one vote for each share standing in his name on the record of shareholders. Except as herein or in the Articles of Incorporation otherwise provided, all corporate action shall be determined as relates to any question but before the meeting by a majority of the votes cast on such question or issue at a meeting of shareholders at which a quorum is present, by the holders of shares entitled to vote thereon.

The Board of Directors shall appoint an Inspector of Election prior to each meeting who shall supervise the registration of the shareholders in attendance at the meeting, determine the number of outstanding shares represented at the meeting, determine if a quorum is present, determine the validity of proxies and ballots and count the votes cast for and against, and the abstentions from each question put before the meeting. The Inspector of Election shall take an oath that he or she shall fairly and faithfully execute his or her duties with strict impartiality. The Inspector shall file a report with the Corporation attesting to the findings and completion of his or her duties.

Section 2.10. Proxies.

1. At any meeting of the shareholders, any shareholder may designate another person or persons to act as a proxy or proxies. If any shareholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one is present, then that one has and may exercise all of the powers conferred by the shareholder upon all of the persons so designated unless the shareholder provides otherwise.

2. Without limiting the manner in which a shareholder may authorize another person or persons to act for him as proxy pursuant to subsection 1, the following constitute valid means by which a shareholder may grant such authority:
      (a) A shareholder may give a written authority to another person or persons to act for him as proxy. The proxy may be limited to action on designated matters.
      (b) A shareholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of an electronic record to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission. Any such electronic record must either set forth or be submitted with information from which it can be determined that the electronic record was authorized by the shareholder. If it is determined that the electronic record is valid, the persons appointed by the corporation to count the votes of shareholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 4

3. Any copy, communication by electronic transmission or other reliable reproduction of the record created pursuant to subsection 2 may be substituted for the original record for any purpose for which the original record could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original record.

4. No proxy is valid after the expiration of 6 months from the date of its creation unless the shareholder specifies in it the length of time for which it is to continue in force, which may not exceed 7 years from the date of its creation. Subject to these restrictions, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of shareholders and determine the validity of proxies and ballots. The revocability of a proxy that states in its written authorization that it is irrevocable shall be governed by the provisions of Section 78.355 of the Nevada Revised Statutes.

Section 2.11. Informal Action by Shareholders.

Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof, provided that if any greater proportion and voting power is required for such action, then such greater proportion of written consents shall be required.


ARTICLE III - BOARD OF DIRECTORS


Section 3.1. General Powers.

The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they deem proper.

Section 3.2. Number, Tenure and Qualifications.

The number of directors for the Board of Directors of the Corporation shall be not less than two nor more than seven. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors need not be residents of the State of Nevada or shareholders of the Corporation.

Section 3.3. Election of Board of Directors.

The Board of Directors shall be chosen by ballot at the annual meeting of shareholders or at any meeting held in place thereof as provided by law and must be elected by a plurality of the votes cast at the election.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 5

Section 3.4. Regular Meetings.

A regular meeting of the Board of Directors shall be held without other notice than by this Bylaw, immediately following and at the same place as the annual meeting of the shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution.

Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other and participation in a meeting under this subsection shall constitute presence in person at the meeting, pursuant to Nevada Revised Statute, Section 78.315.

Section 3.5. Special Meetings.

Special meetings of the Board of Directors may be called by order of the Chairman of the Board, the Chief Executive Officer or by one-third of the directors. Those calling the special meeting shall give notice of the time, place and purpose or purposes of each special meeting by mailing the same at least ten days before the meeting or by telephoning or faxing or wiring the same at least five days before the meeting to each director.

Section 3.6. Waiver of Notice,

Whenever any notice whatever is required to be given by these Bylaws, or the Articles of Incorporation of the Corporation, or by any of the Corporation Laws of the State of Nevada, a director may waive the notice of meeting by attendance in person at the meeting, or by so stating in writing, either before or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice.

Section 3.7. Quorum.

A majority of the members of the Board of Directors, or a sole remaining director, shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. At any meeting at which every director shall be present, even though without any notice, any business maybe transacted.

Section 3.8. Manner of Acting.

At all meetings of the Board of Directors, each director shall have one vote. The act of a majority present at a meeting shall be the act of the Board of Directors, provided a quorum is present. In the event that the votes on any motion shall be evenly divided between the Directors, the Chairman shall have the casting vote. Any action required to be taken or which may be taken at a meeting of the directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all the directors. The directors may conduct a meeting by means of a conference telephone or any similar communication equipment by which all persons participating in the meeting can hear each other.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 6

Section 3.9. Powers of Directors.

The Board of Directors shall have the responsibility for the entire management of the business of the Corporation. In the management and control of the property, business and affairs of the Corporation the Board of Directors is hereby vested with all of the powers possessed by the Corporation itself so far as this delegation of authority is not inconsistent with the laws of the State of Nevada and with the Articles of Incorporation or with these Bylaws. The Board of Directors shall have the power to determine what constitutes net earnings, profits and surplus, respectively, and what amounts shall be reserved for working capital and for any other purpose and what amounts shall be declared as dividends, and such determination by the Board of Directors shall be final and conclusive.

Section 3.10. Vacancies.

A vacancy in the Board of Directors shall be deemed to exist in case of death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any meeting of shareholders at which any director is to be elected, to elect the full authorized number to be elected at that meeting.

Any vacancy occurring in the Board of Directors, whether arising from death, resignation, removal (with or without cause), any increase in the number of directors or any other reason, may be filled by an affirmative vote of the majority of the remaining directors, though less than a quorum of the Board of Directors, by a sole remaining director, or by the shareholders at the next annual meeting thereof or at a special meeting thereof, and each director so elected to fill a vacancy shall be elected for the un-expired term of his predecessor in office.

Section 3.11. Removals.

Directors may be removed at any time at a meeting called expressly for that purpose by a vote of the shareholders holding a majority of the shares issued and outstanding and entitled to vote. Such vacancy shall be filled by the directors then in office, though less than a quorum, to hold office until the next annual meeting or until his successor is duly elected and qualified, except that any directorship to be filled by reason of removal by the shareholders may be filled by election, by the shareholders, at the meeting at which the director is removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his team of office.

Section 3.12. Resignations.

A director may resign at any time by delivering written notification thereof to the Chairman of the Board, Chief Executive Officer, President or Secretary of the Corporation or by verbal notification to the majority of Directors present in a meeting. Such resignation shall become effective upon its acceptance by the Board of Directors; provided, however, that if the Board of Directors has not acted thereon within ten days from the date of its delivery, the resignation shall upon the tenth day be deemed accepted.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 7

Section 3.13. Presumption of Assent.

A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.14.. Compensation.

By resolution of the Board of Directors, the directors shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 3.15. Emergency Power.

When, due to a national disaster or death, a majority of the directors are incapacitated or otherwise unable to attend the meetings and function as directors, the remaining members of the Board of Directors shall have all powers necessary to function as a complete Board and, for the purpose of doing business and filling vacancies, shall constitute a quorum until such time as all directors can attend or vacancies can be filled pursuant to these Bylaws.

Section 3.16. Chairman.

The Board of Directors may elect from its own number a Chairman of the Board, who shall preside at all meetings of the Board of Directors, and shall perform such other duties as may be prescribed from time to time by the Board of Directors.


ARTICLE IV - OFFICERS


Section 4.1. Number.

The officers of the Corporation shall be a Chief Executive Officer, President, Chief Operating Officer, one or more Executive Vice Presidents, a Secretary, and a Chief Financial Officer. The Chief Executive Officer and President shall be elected by a majority of the Board of Directors. The other aforementioned officers shall be appointed by the Chief Executive Officer or in the event that there is no one holding the position of Chief Executive Officer, then by the President. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. In its discretion, the Board of Directors may leave unfilled for any such period as it may determine any office except those of Chief Executive Officer or President and Secretary. Any two or more offices may be held by the same person. Officers may or may not be directors or shareholders of the Corporation.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 8

Section 4.2. Election and Term of Office.

The officers of the Corporation are to be elected by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 4.3. Resignation.

Any officer may resign at any time by delivering a written resignation either to the Chief Executive Officer, President or to the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 4.4. Removal.

Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any such removal shall require a majority vote of the Board of Directors, exclusive of the officer in question if he is also a director.

Section 4.5. Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or otherwise, or if a new office shall be created, may be filled by the Board of Directors for the un-expired portion of the term.

Section 4.6. Chief Executive Officer.

The Chief Executive Officer shall be the chief executive and administrative officer of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at meetings of the Board of Directors. He shall exercise such duties as customarily pertain to the office of Chief Executive Officer and shall have exclusive management of the business of the Corporation and all of its dealings, and its several officers, but at all times subject to the control of the Board of Directors. He shall appoint all officers, agents or employees other than those appointed by the Board of Directors. He shall employ all employees of the Corporation, or delegate such employment to subordinate officers, or such division officers, or such division chiefs, and shall have authority to discharge any person so employed. He shall report to the Board of Directors as often as required and shall perform such other duties as the Board of Directors shall require. He may sign, execute and deliver in the name of the Corporation, powers of attorney, certificates of stock, contracts, bonds, deeds, mortgages and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)            Page 9

Section 4.7. President.

The President shall be the chief executive and administrative officer of the Corporation in the absence of someone holding the position of Chief Executive Officer, and in that event shall assume the responsibilities described in
Section 4.6. Normally the President shall report to the Chief Executive Officer and shall exercise such duties as customarily pertain to the office of President. The President shall be designated various duties that fall under the responsibility of the Chief Executive Officer and such duties would generally include active supervision over the property, business and affairs of the Corporation and over its several officers. He may sign, execute and deliver in the name of the Corporation, certificates of stock, contracts, deeds, mortgages and other obligations and shall perform such other duties as may be prescribed from time to time by the Chief Executive Officer and/or the Board of Directors or by the Bylaws.

Section 4.8. Executive Vice President.

The Executive Vice President shall have such powers and perform such duties as maybe assigned to him by the Chief Executive Officer or the President. In the absence or disability of the President, the Executive Vice President designated by the board shall perform the Duties and exercise the powers of the President. In the event there is more than one Executive Vice President and the Board of Directors has not designated which Executive Vice President is to act as President, then the Executive Vice President who was elected first shall act as President. An Executive Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties.

Section 4.9. Secretary.

The Secretary shall keep the minutes of all meetings of the shareholders and of the Board of Directors and to the extent ordered by the Board of Directors or the President, the minutes of meetings of all committees. He shall cause notice to be given of the meetings of shareholders, of the Board of Directors and of any committee appointed by the board. He shall have custody of the corporate seal and general charge of the records, documents and papers of the Corporation not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director. He may sign or execute contracts with the Chief Executive Officer or President thereunto authorized in the name of the Corporation and affix the seal of the Corporation thereto. He shall perform such other duties as may be prescribed from time to time by the board of Directors or by the Bylaws. He shall be sworn to the faithful discharge of his duties. Assistant Secretaries shall assist the Secretary and shall keep and record such minutes of meetings as shall be directed by the Board of Directors.

Section 4.10. Chief Financial Officer.

The Chief Financial Officer or Treasurer shall have general custody of the collection and disbursement of funds of the Corporation, for collection of checks, notes, and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the Board of Directors may designate. He shall report to the Chief Executive Officer and shall also deliver any financial information of the Corporation called for by the Board of Directors. He may sign, with the Chief Executive Officer and/or President, or such other persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. He shall enter or cause to be entered regularly in the books of the Corporation full and accurate accounts of all monies received and paid by him on account of the Corporation, shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors or the Chief Executive Officer, shall render a statement of his accounts. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 10

Section 4.11. Officers.

Other officers shall perform such duties and have such powers as may be assigned to them by the Chief Executive Officer.

Section 4.12. Salaries.

The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors and with the exception of the Chief Executive Officer by the Chief Executive. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

Section 4.13. Surety Bonds.

In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the Corporation a bond in such sums and with sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, monies or securities of the Corporation which may come into his hands.


ARTICLE V - COMMITTEES


Section 5.1. Executive Committee.

The Board of Directors may appoint from among its members an Executive Committee of not less than two nor more than seven members, one of whom shall be the Chief Executive Officer, and shall designate one or more of its members as alternates to serve as a member or members of the Executive Committee in the absence of a regular member or members. The Board of Directors reserves to itself alone the power to declare dividends, issue stock, recommend to shareholders any action requiring their approval, change the membership of any committee at any time, fill vacancies therein, and discharge any committee either with or without cause at any time. Subject to the foregoing limitations, the Executive Committee shall possess and exercise all other powers of the Board of Directors during the intervals between meetings of the Board of Directors.

Section 5.2. Audit Committee.

The Board of Directors shall appoint from among its own members an Audit Committee that shall oversee and report on the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation and be responsible for other matters set out in its charter or as may be required in accordance with securities legislation applicable to the Corporation or which may be prescribed by the Board from time to time.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 11

The Audit Committee shall normally consist of not less than two independent directors, however, in the event that there be fewer than 2 independent members of the Board, the Audit Committee may consist of one member for the limited period until a second or additional independent member(s) is/are appointed to the Board. The definition of `independence' in accordance with the present Section shall be as set forth in the rules and regulation that may be in effect from time to time promulgated by (i) the Securities Exchange Commission, and
(ii) the listing authority of the market(s) on which the Corporation's stock is listed and traded from time to time.

The Committee shall be presided over by a Chairman who shall be a financial expert.

A majority of the members of any committee may fix its rules of procedure.

Section 5.3. Corporate Governance and Compensation Committees.

The Board of Directors may appoint from among its own members a Corporate Governance Committee that shall oversee the documentation and enforcement of the rules of corporate governance to which the Corporation must adhere and a Compensation Committee that shall oversee the remuneration of Directors and senior officers from time to time. The exact mandate and the extent of the powers, authority and review of each of these committees shall be established by the Board and fixed in a Charter adopted by the Board. Each of these Committees shall normally consist of not less than two independent directors, however, in the event that there be fewer than 2 independent members of the Board, the Committees may consist of one member for the limited period until a second or additional independent member(s) is/are appointed to the Board. A majority of the members of any committee may fix its rules of procedure.

Section 5.4. Other Committees.

The Board of Directors may also appoint from among its own members such other committees as the Board may determine, which shall in each case consist of not less than two directors, and which shall have such powers and duties as shall from time to time be prescribed by the Board. The Chief Executive Officer shall be a member ex officio of each committee appointed by the Board of Directors. A majority of the members of any committee may fix its rules of procedure.


ARTICLE VI - CONTRACTS, LOANS, DEPOSITS AND CHECKS


Section 6.1. Contracts.

The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 6.2. Loans.

No loan or advances shall be contracted on behalf of the Corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated or transferred as security for the payment of any loan, advance, indebtedness or liability of the corporation unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 12

Section 6.3. Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or agent authorized to do so by the Board of Directors.

Section 6.4. Checks and Drafts.

All notes, drafts, acceptances, checks, endorsements and evidences of indebtedness of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

Section 6.5. Bonds and Debentures.

Every bond or debenture issued by the Corporation shall be evidenced by an appropriate instrument that shall be signed by the Chief Executive Officer or President and by the Chief Financial Officer or by the Secretary, and sealed with the seal of the Corporation. The seal may be facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the Corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the Corporation's officers named thereon may be facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the Corporation for any reason before the same has been delivered by the Corporation, such bond or debenture may nevertheless be adopted by the Corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.


ARTICLE VII - CAPITAL STOCK


Section 7.1. Certificates of Shares.

The shares of the Corporation shall be represented by certificates authorized to be issued by the Board of Directors, and signed by the Chief Executive Officer or President, and by the Secretary or an Assistant Secretary, and sealed with the seal, or a facsimile, of the Corporation. The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board may prescribe.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 13

Section 7.2. Transfer of Shares.

Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Section 7.3. Transfer Agent and Registrar.

The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars.

Section 7.4. Lost or Destroyed Certificates.

The Corporation may issue a new certificate to replace any certificate issued theretofore alleged to have been lost or destroyed. The Board of Directors may require the owner of such a certificate or his legal representatives to give the Corporation a bond in such sum and with such sureties as the Board of Directors may direct to indemnify the Corporation and its transfer agents and registrars, if any, against claims that may be made on account of the issuance of such new certificates. A new certificate may be issued without requiring any bond.

Section 7.5. Consideration for Shares.

The capital stock of the Corporation shall be issued for such consideration, but not less than the par value thereof, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the determination of the Board of Directors as to the value of any property or services received in full or partial payment of shares shall be conclusive.

Section 7.6. Registered Shareholders.

The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact, and shall not be bound to recognize any equitable or other claim to or on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time may confer like powers upon any other person or persons.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 14

ARTICLE VIII - INDEMNIFICATION


Section 8.1. Indemnification.

No officer or director shall be personally liable for any obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the Corporation. The Corporation shall and does hereby indemnify and hold harmless each person and his heirs and administrators who shall serve at any time hereafter as a director or officer of the Corporation from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of any action alleged to have been heretofore or hereafter taken or omitted to have been taken by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim of liability; including power to defend such person from all suits as provided for under the provisions of the Nevada Corporation Laws; provided, however that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his own gross negligence or willful misconduct. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he may lawfully be entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for. The Corporation, its directors, officers, employees and agents shall be fully protected in taking any action or making any payment or in refusing so to do in reliance upon the advice of counsel.

Section 8.2. Other Indemnification.

The indemnification herein provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.3. Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against liability under the provisions of this Article VIII or the laws of the State of Nevada.

Section 8.4. Settlement by Corporation.

The right of any person to be indemnified shall be subject always to the right of the Corporation by its Board of Directors, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the Corporation by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.


Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 15

ARTICLE IX - AMENDMENTS
These Bylaws may be altered, amended, repealed, or added to by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of any director at any annual meeting or at a special meeting called for that purpose, provided that a written notice shall have been sent to each shareholder of record entitled to vote at such meetings at least ten days before the date of such annual or special meetings, which notice shall state the alterations, amendments, additions, or changes which are proposed to be made in such Bylaws. Only such changes shall be made as have been specified in the notice. The Bylaws may also be altered, amended, repealed, or new Bylaws adopted by a majority of the entire Board of Directors at any regular or special meeting. Any Bylaws adopted by the Board may be altered, amended, or repealed by a majority of the shareholders entitled to vote.


ARTICLE X - FISCAL YEAR
The fiscal year of the Corporation shall be September 30, and may be varied by resolution of the Board of Directors.


ARTICLE XI - DIVIDENDS
The Board of Directors may at any regular or special meeting, as they deem advisable, declare dividends payable out of the unreserved and unrestricted earned surplus of the Corporation except the directors may declare dividends in accordance with the laws of the State of Nevada.


ARTICLE XII - CORPORATE SEAL
The seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation and the year of incorporation.


Adopted by resolution of the Board of Directors on the 3rd day of November, 2001 and modified by resolution of the Board of Directors on the 13th day of January 2005 and further partially modified by resolution of the Board of Directors on January 10, 2006.


COMPOSITE TECHNOLOGY CORPORATION, (a Nevada corporation)



By:
       Dominic J. Majendie, Secretary



Bylaws of Composite Technology Corporation (rev. Jan 10, 2006)           Page 16